UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: April 22, 2013

(Date of earliest event reported)

Markel Corporation

(Exact name of registrant as specified in its charter)

Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway

Glen Allen, Virginia 23060-6148

(804) 747-0136

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As set forth in the December 19, 2012 Form 8-K of Markel Corporation (“Markel”) filed with the Securities and Exchange Commission (the “SEC”), on December 18, 2012, Markel entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Alterra Capital Holdings Limited (“Alterra”) and Commonwealth Merger Subsidiary Limited, a direct wholly owned subsidiary of Markel (“Merger Sub”), under which Merger Sub will merge with and into Alterra (the “Merger”), with Alterra as the surviving company becoming a wholly owned subsidiary of Markel.

As of April 22, 2013, all required regulatory approvals for closing under the Merger Agreement had been obtained, and the shares of Markel common stock to be issued to Alterra shareholders in connection with the Merger had been authorized for listing on the New York Stock Exchange, subject to official notice of issuance. Under the terms of the Merger Agreement, closing was to have taken place on the second business day after all conditions to closing had been satisfied or waived (other than those that, by their terms, were to be satisfied on the closing date), unless otherwise agreed by the parties. For administrative convenience and to assure a smooth transition, Markel requested that closing be postponed until May 1, 2013 (the “New Closing Date”). Alterra has agreed with Markel’s request, subject to the terms of a Waiver Agreement, dated April 22, 2013, a copy of which is attached hereto as Exhibit 2.1.

Under the terms of the Waiver Agreement, the parties have waived the conditions to their obligations to effect the merger set forth in Section 6.1 of the Merger Agreement, except for (i) the condition set forth in Section 6.1(d) that the registration statement filed by Markel in connection with the transaction not be the subject of any stop order or proceedings seeking a stop order and (ii) the conditions set forth in Section 6.1(e) relating to injunctions or restraints against the Merger taking place.

In addition, Markel has waived the conditions to its obligations to effect the Merger set forth in Section 6.3 of the Merger Agreement, except for (i) the condition set forth in Section 6.3(b), but only with respect to the performance or compliance by Alterra with agreements and covenants required to be performed by it on or after the date of the Waiver Agreement and at or before the New Closing Date; (ii) the condition set forth in Section 6.3(c) that Markel have received a certificate signed on behalf of Alterra by its chief executive officer or chief financial officer, certifying that the conditions set forth in Section 6.3(b) of the Merger Agreement have been satisfied with respect to the performance or compliance by Alterra with agreements and covenants required to be performed by it on or after the date of the Waiver Agreement and at or before the New Closing Date; and (iii) the condition set forth in Section 6.3(d).

Markel has also waived its right to terminate the Merger Agreement under Sections 7.1(b)(i), (c), (d), (e) (with regard to any breach of representations or warranties), (f), (g), (i) or (j).

As an inducement for Markel to enter into the Merger Agreement, directors, members of senior management and certain institutional investors of Alterra had entered into voting agreements covering approximately 19.6% of the outstanding voting power of Alterra common shares (after giving effect to certain voting cutbacks set forth in the bye-laws of Alterra). Those Alterra shareholders had agreed that for a period beginning on December 18, 2012 and ending three months following the effective time of the Merger, they would not offer or agree to directly or indirectly sell, transfer, assign or otherwise dispose of or create or permit to exist any encumbrance with respect to any common shares, options or warrants owned by such person, subject to customary exceptions. Under the terms of the Waiver Agreement, that period ends three months following the date of the Waiver Agreement rather than three months following the effective time of the Merger.

The foregoing description of the Waiver Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the copy of the Waiver Agreement that is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

2.1	Waiver Agreement, dated as of April 22, 2013, by and among Alterra Capital Holdings Limited, Markel Corporation and Commonwealth Merger Subsidiary Limited

* * * * *

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

This filing includes statements about future economic performance, finances, expectations, plans and prospects of Markel Corporation (Markel) and Alterra Capital Holdings Limited (Alterra), both individually and on a combined basis, that are forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. There are risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding factors affecting future results of Markel and Alterra, please refer to their respective Annual Reports on Form 10-K for the year ended December 31, 2012 filed by Alterra and Markel on February 28, 2013 with the Securities Exchange Commission (SEC). These documents are also available free of charge, in the case of Markel, by directing a request to Bruce Kay, Investor Relations, at 804-747-0136 and in the case of Alterra, by directing a request to Alterra through Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800. Neither Markel nor Alterra undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This filing contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about Markel’s and Alterra’s beliefs, plans or expectations, are forward-looking statements. These statements are based on Markel’s or Alterra’s current plans, estimates and expectations. Some forward-looking statements may be identified by use of terms such as “believe,” “anticipate,” “intend,” “expect,” “project,” “plan,” “may,” “should,” “could,” “will,” “estimate,” “predict,” “potential,” “continue,” and similar words, terms or statements of a future or forward-looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this filing should not be considered as a representation by Markel, Alterra or any other person that Markel’s or Alterra’s objectives or plans, both individually and on a combined basis, will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (b) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (c) the failure of any of the loss limitation methods the parties employ; (d) any adverse change in financial ratings of either company or their subsidiaries; (e) the effect of competition on market trends and pricing; (f) cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (g) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere; and (h) other factors set forth in Markel’s and Alterra’s recent reports on Form 10-K, Form 10-Q and other documents filed with the SEC by Markel and Alterra.

* * * * *

Risks and uncertainties relating to the proposed transaction include the risks that: (1) the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; (2) the anticipated benefits of the transaction will not be realized or the parties may experience difficulties in successfully integrating the two companies; (3) the parties may not be able to retain key personnel; (4) the conditions to the closing of the proposed merger may not be satisfied or waived; (5) the outcome of any legal proceedings to the extent initiated against Markel or Alterra or its respective directors and officers following the announcement of the proposed merger is uncertain; (6) the acquisition may involve unexpected costs; and (7) the businesses may suffer as a result of uncertainty surrounding the acquisition. These risks, as well as other risks of the combined company and its subsidiaries may be different from what the companies expect, or have previously experienced, and each party’s management may respond differently to any of the aforementioned factors. These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus of Markel and Alterra that has been filed with the SEC. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made.

* * * * *

ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER AND WHERE TO FIND IT:

This filing relates to a proposed merger between Markel and Alterra. On December 27, 2012, Markel filed with the SEC a registration statement on Form S-4, and on January 18, 2013, Markel and Alterra each filed the definitive joint proxy statement/prospectus which was supplemented on February 15, 2013. This filing is not a substitute for the definitive joint proxy statement/prospectus or any other document that Markel or Alterra filed or may file with the SEC or send to its shareholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER, INCLUDING SUPPLEMENT NO. 1 TO DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS FILED WITH THE SEC BY ALTERRA ON FEBRUARY 15, 2013. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov) or, in the case of Markel, by directing a request to Bruce Kay, Investor Relations, at 804-747-0136 and, in the case of Alterra, by directing a request to Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKEL CORPORATION

Date: April 22, 2013	By:	/s/ D. Michael Jones
	Name:	D. Michael Jones
	Title:	General Counsel

Exhibit Index

Exhibit No.	Description

2.1	Waiver Agreement, dated as of April 22, 2013, by and among Alterra Capital Holdings Limited, Markel Corporation and Commonwealth Merger Subsidiary Limited